                                                                    EXHIBIT 99.2

PROFESSIONAL TRANSPORTATION GROUP LTD., INC.

PRO FORMA COMBINED CONDENSED BALANCE SHEETS  (UNAUDITED)
DECEMBER 31, 1999


                                                     Professional             Dedicated                                PTG
                                                    Transportation         Transportation        Pro forma          Dedicated
                                                Group Ltd., Inc. (A-1)  Services, Inc. (B-1)  Adjustments (C)       Pro forma
                                                ----------------------  --------------------  ---------------      ------------

ASSETS

CURRENT ASSETS
  Cash                                               $    199,803           $ 1,492,428        $  4,650,000(G)     $  1,692,231
                                                                                                                     (4,650,000)(E)
  Certificate of deposit                                  268,734                    --                  --             268,734
  Accounts receivable, net of allowance
  for doubtful accounts                                 5,398,210             6,016,131            (517,516)(I)      10,896,825
  Due from related parties                                831,868                    --                  --             831,868
  Prepaid expenses                                        401,169                    --                  --             401,169
  Prepaid and deferred income tax                              --                89,477             446,388(J)          535,865
  Other current assets                                    534,275               228,251                  --             762,526
                                                     ------------           -----------        ------------        ------------
       Total current assets                             7,634,059             7,826,287             (71,128)         15,389,218
                                                     ------------           -----------        ------------        ------------

PROPERTY AND EQUIPMENT, NET                             6,308,225               161,820                  --           6,470,045

GOODWILL                                                       --                    --           7,203,940(D)        7,203,940
Accumulated amortization                                       --                    --            (360,197)(H)        (360,197)

NONCURRENT NOTE AND OTHER RECEIVABLES                   3,313,831                    --           4,650,000(E)        7,963,831

Other assets                                              229,801               150,556             231,105(K)          611,462

                                                     $ 17,485,916           $ 8,138,663        $ 11,653,720        $ 37,278,299
                                                     ============           ===========        ============        ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
       Cash overdraft                                $    544,610           $        --        $         --        $    544,610
       Line of credit                                   6,465,742                    --                               6,465,742
  Current maturities of long-term debt
       and capital lease obligations                    1,444,167                 8,099                  --           1,452,266
       Accounts payable                                 2,674,258             4,790,597            (517,516)(I)       6,947,339
       Accrued liabilities                              2,697,036             1,465,516                  --           4,162,552
                                                     ------------           -----------        ------------        ------------
       Total current liabilities                       13,825,813             6,264,212            (517,516)         19,572,509
                                                     ------------           -----------        ------------        ------------

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS,
  NET OF CURRENT MATURITIES AND DEBT
       DISCOUNTS                                        3,840,833                 9,725           3,952,500(F)        7,803,058

DEFERRED INCOME TAXES                                     237,209                14,336                  --             251,545
                                                     ------------           -----------        ------------        ------------
       Total liabilities                               17,903,855             6,288,273           3,434,984          27,627,112
                                                     ------------           -----------        ------------        ------------

SHAREHOLDERS' EQUITY (DEFICIT)
  Series A convertible preferred stock,
       no par value                                       325,000                    --                  --             325,000
       Common stock                                            --                 2,000           5,101,830(D)        5,103,830
       Warrants                                           353,867                    --                  --             353,867
       Additional paid-in capital                       7,004,655                    --           4,650,000(E)(G)    11,654,655
  (Accumulated deficit) retained
       earnings                                        (8,101,461)            1,848,390          (1,533,094)         (7,786,165)
                                                     ------------           -----------        ------------        ------------
       Total shareholders' equity
       (deficit)                                         (417,939)            1,850,390           8,218,736           9,651,187
                                                     ------------           -----------        ------------        ------------

                                                     $ 17,485,916           $ 8,138,663        $ 11,653,720        $ 37,278,299
                                                     ============           ===========        ============        ============


PROFESSIONAL TRANSPORTATION GROUP LTD., INC.

PRO FORMA COMBINED CONDENSED BALANCE SHEETS  (UNAUDITED)
MARCH 31, 2000


                                                      Professional            Dedicated                                  PTG
                                                     Transportation         Transportation         Pro forma          Dedicated
                                                 Group Ltd., Inc. (A-2)  Services, Inc. (B-2)   Adjustments (C)       Pro forma
                                                 ----------------------  --------------------   ---------------     ------------

ASSETS

CURRENT ASSETS
       Cash                                           $    199,803           $     75,984        $  4,650,000(G)    $    275,787
                                                                                                   (4,650,000)(E)
       Certificate of deposit                              268,734                     --                  --            268,734
       Accounts receivable, net of allowance
       for doubtful accounts                            10,260,888              6,462,887            (496,833)(I)     16,226,942
       Due from affiliate                                  429,365                     --                  --            429,365
       Due from related parties                          2,298,262                     --                  --          2,298,262
       Prepaid expenses                                    765,848                184,543                  --            950,391
       Prepaid income tax                                       --                     --             527,432(J)         547,432
       Other current assets                                578,779                 11,000                  --            589,779
       Total current assets                             14,801,679              6,734,414              30,599         21,566,692

Property and equipment, net                              6,075,384                175,395                  --          6,250,779

Goodwill                                                   617,188                     --           7,203,940(D)       7,821,128
Accumulated amortization                                        --                     --            (450,246)(H)       (450,246)

Noncurrent note and other receivables                    3,313,831                     --           4,650,000(E)       7,963,831

Other assets                                               301,114                302,064             297,135(K)         900,313

                                                      $ 25,109,l96           $  7,211,873        $ 11,731,428       $ 44,052,497
                                                      ============           ============        ============       ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
       Cash overdraft                                 $  1,027,732           $         --        $         --       $  1,027,732
       Line of credit                                    6,906,242                     --                              6,906,242
       Current maturities of long-term debt
       and capital lease obligations                     1,434,723                     --                  --          1,434,723
       Accounts payable                                  4,773,429              4,132,976            (496,833)(I)      8,409,572
       Accrued liabilities                               2,364,570                883,644                  --          3,248,214
       Income tax payable                                       --                166,410                  --            166,410
       Total current liabilities                        16,506,696              5,183,030            (496,833)        21,192,893

Long-term debt and capital lease obligations,
       net of current maturities and debt
       discounts                                         4,614,310                 19,631           3,952,500(F)       8,586,441

Deferred income taxes                                      337,209                 15,171                  --            352,380
       Total liabilities                                21,458,215              5,217,832           3,455,667         30,131,714

SHAREHOLDERS' EQUITY (DEFICIT)
  Series A convertible preferred stock,
       no par value                                        217,000                     --                  --            217,000
       Common stock                                             --                  2,000           5,101,830(D)       5,103,830
       Warrants                                            353,867                     --                  --            353,867
       Additional paid-in capital                       10,579,880                     --           4,650,000(G)      15,229.880
  (Accumulated deficit) retained
       earnings                                         (7,499,766)             1,992,041          (1,476,069)        (6,983,794)
                                                      ------------           ------------        ------------       ------------
       Total shareholders' equity
       (deficit)                                         3,650,981              1,994,041           8,275,761         13,920,783
                                                      ------------           ------------        ------------       ------------

                                                      $ 25,109,196           $  7,211,873        $ 11,731,428       $ 44,052,497
                                                      ============           ============        ============       ============

PROFESSIONAL TRANSPORTATION GROUP LTD., INC.

PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 1999


                                                      Professional            Dedicated                                  PTG
                                                     Transportation         Transportation         Pro forma          Dedicated
                                                 Group Ltd., Inc. (A-1)  Services, Inc. (B-1)   Adjustments (C)       Pro forma
                                                 ----------------------  --------------------   ---------------     ------------


OPERATING REVENUES                                   $ 41,356,478            $ 43,958,730       $ (2,358,716)(I)    $ 82,956,492

Operating expenses                                     43,491,845              42,608,029         (1,998,519)(I)      84,101,355
                                                     ------------            ------------       ------------        ------------

OPERATING (LOSS) INCOME                                (2,135,367)              1,350,701           (360,197)(H)      (1,144,863)
                                                     ------------            ------------       ------------        ------------

OTHER INCOME (EXPENSES)
       Interest expense                                (1,066,708)                     --                 --          (1,066,708)
       Other income (expense), net                        307,438                  45,994            231,105(K)          584,537
                                                     ------------            ------------       ------------        ------------

                                                         (759,270)                 45,994            231,105            (482,171)
                                                     ------------            ------------       ------------        ------------

Net (loss) income before taxes                         (2,894,637)              1,396,695           (129,092)         (1,627,034)

(Provision) benefit for income taxes                           --                (565,012)           446,388(J)         (118,624)
                                                     ------------            ------------       ------------        ------------

Net (loss) income                                    $ (2,894,637)           $    831,683       $    317,296        $ (1,745,658)
                                                     ============            ============       ============        ============


NET (LOSS) INCOME PER COMMON SHARE:
       Basic and diluted                             $       (.67)           $     415.84       $         --        $       (.28)
                                                     ============            ============       ============        ============


Weighted average common shares outstanding:
       Basic and diluted                                4,301,551                   2,000                 --           6,161,551
                                                     ============            ============       ============        ============


PROFESSIONAL TRANSPORTATION GROUP LTD., INC.

PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED) FOR THE THREE MONTHS ENDED MARCH 31, 2000


                                                      Professional            Dedicated                                  PTG
                                                     Transportation         Transportation         Pro forma          Dedicated
                                                 Group Ltd., Inc. (A-2)  Services, Inc. (B-2)   Adjustments (C)       Pro forma
                                                 ----------------------  --------------------   ---------------     ------------


OPERATING REVENUES                                    $ 14,117,982           $ 11,988,575       $   (729,059)(I)    $ 25,377,498

Operating expenses                                      13,215,861             11,702,394           (639,010)(I)      24,279,245
                                                      ------------           ------------       ------------        ------------

OPERATING (LOSS) INCOME                                    902,121                286,181            (90,049)(H)       1,098,253
                                                      ------------           ------------       ------------        ------------

OTHER INCOME (EXPENSES)
       Interest expense                                   (306,338)                  (795)                --            (307,133)
       Other income (expense), net                           5,912                (34,735)            66,030(K)           37,207
                                                      ------------           ------------       ------------        ------------

                                                          (300,426)               (35,530)            66,030            (269,926)
                                                      ------------           ------------       ------------        ------------

NET INCOME BEFORE TAXES                                    601,695                250,651            (24,019)            828,327

(Provision) benefit for income taxes                            --               (107,000)            81,044(J)          (25,956)
                                                      ------------           ------------       ------------        ------------

NET INCOME                                            $    601,695           $    143,651       $     57,025        $    802,371
                                                      ============           ============       ============        ============


NET INCOME PER COMMON SHARE:
       Basic and diluted                              $        .10           $      71.82       $         --        $        .10
                                                      ============           ============       ============        ============


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
       Basic and diluted                                 6,275,526                  2,000                 --           8,135,526
                                                      ============           ============       ============        ============

PROFESSIONAL TRANSPORTATION GROUP LTD., INC.

NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEETS AND
STATEMENTS OF OPERATIONS

(A-1) Reflects the historical financial position of Professional Transportation Group Ltd., Inc. at December 31, 1999.

(A-2) Reflects the historical financial position of Professional Transportation Group Ltd., Inc. at March 31, 2000.

(B-1) Reflects the historical financial position of Dedicated Transportation Services, Inc. at January 31, 2000.

(B-2) Reflects the historical financial position of Dedicated Transportation Services, Inc. at April 30, 2000.

(C) Pro forma adjustments to record the acquisition as of December 31, 1999.

(D) To reflect the acquisition based on the issuance of 1,860,000 shares of the Company's common stock at $2.875 per share, the common stock price on the date of the transaction.

(E) To reflect a loan to the sellers amounting to $4,650,000 in conjunction with the acquisition.

(F) To reflect amounts due to the sellers based on the common stock price of $2.875 per share as of the date of the transaction. This amount represents $2.125 per share, the difference between the $5.00 guarantee and the price per share as of the closing date.

(G) Represents cash infusion used to advance the sellers $4,650,000 as per item (E).

(H)      Represents amortization of goodwill.

(I)      Represents elimination of intercompany transactions.

(J) To reflect utilization of net operating loss carryovers of the consolidated group.

(K)      To reflect interest on $4,650,000 note receivable.